EXHIBIT 99.1

Jim Amos and Richard Kerley Named to The Joint Corp. Board of Directors

SCOTTSDALE, Ariz., Sept. 17, 2015 (GLOBE NEWSWIRE) -- The Joint Corp. (NASDAQ:JYNT), a national healthcare operator and franchisor of chiropractic clinics, today announced that Jim Amos and Richard Kerley will join the company's board of directors, expanding the board to a total of nine members. They will begin serving immediately.

"Both Jim and Richard bring significant growth experience and multi-unit operating credentials to our board," said John B. Richards, chief executive officer of The Joint Corp. "Jim's extensive knowledge and experience of high growth franchise service businesses and of corporate strategy, along with Richard's vast financial experience and background in operations management, will serve us well as we execute on our national expansion plans. I'm confident that their skills, expertise and insights will provide tremendous value to our company."

Amos is former chief executive officer and chairman of the board of Mail Boxes Etc. (MBE), now The UPS Store. Under his leadership, MBE became the world's largest and fastest growing franchisor of retail business, communication and postal service centers with a network of nearly 5,000 locations worldwide. He is past chairman of the International Franchise Association, the oldest and largest association representing franchising in the United States. In addition to a distinguished career in business leading companies as an executive and as a board member, Amos is a versatile author and has written extensively on the franchising industry and on a variety of other subjects. He is currently chairman of the board of APFI, Proctor and Gamble's franchising initiatives.

Kerley served as chief financial officer and member of the board of directors of Peter Piper, Inc., a privately-held pizza and entertainment restaurant chain. He joined Peter Piper in 2008 after serving as chief financial officer of Fender Musical Instruments Corporation, a privately-held manufacturer and wholesaler of musical instruments and equipment. Prior to that, Kerley spent over 30 years at Deloitte & Touche, most recently as audit partner on both public and private companies. He is currently a member of the board of directors of The Providence Service Corporation (NASDAQ:PRSC), an Arizona based company that provides and manages government sponsored human services, innovative global employment services, comprehensive health assessment and care management services, and non-emergency transportation services.

About The Joint Corp.

Based in Scottsdale, Ariz., The Joint Chiropractic is reinventing chiropractic care by making quality alternative healthcare affordable for patients seeking pain relief and ongoing wellness. Our membership plans and packages eliminate the need for insurance, and our no-appointment policy, convenient hours and locations make care more accessible. The Joint performs more than two million spinal adjustments a year across 260+ clinics nationwide. For more information, visit www.thejoint.com, follow us on Twitter @thejointchiro and find us on Facebook, YouTube and LinkedIn.

Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, our failure to develop or acquire corporate clinics as rapidly as we intend, our failure to profitably operate corporate clinics, and the factors described in "Risk Factors" in The Joint Corp.'s Registration Statement on Form S-1. Words such as "anticipates", "believes", "continues", "estimates", "expects", "goal", "objectives", "intends", "may", "opportunity", "plans", "potential", "near-term", "long-term", "projections", "assumptions", "projects", "guidance", "forecasts", "outlook", "target", "trends", "should", "could", "would", "will" and similar expressions are intended to identify such forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

CONTACT: Investor Contact:
         Peter Vozzo
         peter.vozzo@westwicke.com
         443-213-0505

         Media Contact:
         Marcia Rhodes
         mrhodes@acmarketingpr.com
         480-664-8412, ext. 15